Exhibit 99.1

News Release

www.nortel.com

FOR IMMEDIATE RELEASE	March 18, 2005

For more information:

Media	Investors
Marion MacKenzie	(888) 901-7286
(905) 863-1035	(905) 863-6049
mackenm@nortel.com	investor@nortel.com

Nortel Provides Status Update
Nortel to File Third Quarter 2004 Financial Statements

TORONTO – Nortel Networks* Corporation [NYSE/TSX:NT] and its principal operating subsidiary, Nortel Networks Limited (“NNL”), today provided a status update pursuant to the alternative information guidelines of the Ontario Securities Commission. These guidelines contemplate that the Company and NNL will normally provide bi-weekly updates on their affairs until such time as they are current with their filing obligations under Canadian securities laws.

Third Quarter of 2004; Canadian GAAP Financial Statements

The Company and NNL expect to file their unaudited financial statements for the third quarter of 2004 prepared in accordance with United States generally accepted accounting principles (“U.S. GAAP”), and related Quarterly Reports on Form 10-Q and corresponding Canadian filings, after the close of trading today.

Pursuant to new Canadian securities regulations and recent amendments to the Canada Business Corporations Act regulations, the Company and NNL will no longer be filing financial statements prepared in accordance with Canadian generally accepted accounting principles (“Canadian GAAP”), including for the fiscal year 2004. Consistent with the financial statement presentation in the Company’s and NNL’s 2004 Quarterly Reports on Form 10-Q, the Company’s and NNL’s audited financial statements for the fiscal year 2004 to be filed with their respective Annual Report on Form 10-K will include a reconciliation note highlighting the material differences between their financial statements prepared in accordance with U.S. GAAP as compared to Canadian GAAP. Subsequent to 2005, no further reconciliation notes will be required in the Company’s or NNL’s financial statements.

Annual Shareholders’ Meeting

The Company’s application to the Ontario Superior Court of Justice for an order extending the time for calling the Company’s 2004 Annual Shareholders’ Meeting (the “Meeting”) to a date no later than June 30, 2005 was heard on March 3, 2005. The Court granted an order to a date no later than June 30, 2005. The extension was sought to permit compliance with a specific rule of the United States Securities and Exchange Commission which will require, in these circumstances, that the Company provide to shareholders its 2004 audited financial statements either prior to or concurrently with the mailing of the proxy materials for the Meeting. The Company plans to hold a combined 2004/2005 Annual Shareholders’ Meeting as soon as reasonably possible within the extended time period granted by the Court.

Status of Civil Proceedings

On March 9, 2005, the Company and certain of its current and former officers and directors and its auditors were named as defendants in a purported class proceeding filed in the Ontario Superior Court of Justice, Commercial List, on behalf of all Canadian residents who purchased the Company’s securities from April 24, 2003 to April 27, 2004. This lawsuit alleges, among other things, negligence, misrepresentations, oppressive conduct, insider trading and violations of Canadian corporation and competition laws in connection with the

Company’s 2003 financial results and seeks damages of CDN $3 billion, plus punitive damages in the amount of CDN $1 billion, prejudgment and postjudgment interest and costs of the action.

The Company and NNL reported that there have been no material developments in the matters reported in their status updates of June 2, 2004 through February 28, 2005; the Company’s press release “Nortel Announces Senior Management Appointments” dated March 4, 2005; the Company’s press release “Nortel Announces New Waiver from Export Development Canada” dated March 15, 2005, and the Company’s press release “Nortel Networks Corporation Shareholder Proposals” dated March 17, 2005, with the exception of the matters described above.

The Company’s and NNL’s next bi-weekly status update is expected to be released during the week of March 28, 2005.

************************

About Nortel

Nortel is a recognized leader in delivering communications capabilities that enhance the human experience, ignite and power global commerce, and secure and protect the world’s most critical information. Serving both service provider and enterprise customers, Nortel delivers innovative technology solutions encompassing end-to-end broadband, Voice over IP, multimedia services and applications, and wireless broadband designed to help people solve the world’s greatest challenges. Nortel does business in more than 150 countries. For more information, visit Nortel on the Web at www.nortel.com. For the latest Nortel news, visit www.nortel.com/news.

Certain information included in this press release is forward-looking and is subject to important risks and uncertainties. The results or events predicted in these statements may differ materially from actual results or events. Factors which could cause results or events to differ from current expectations include, among other things: the outcome of regulatory and criminal investigations and civil litigation actions related to Nortel’s restatements and the impact any resulting legal judgments, settlements, penalties and expenses could have on Nortel’s results of operations, financial condition and liquidity; the findings of Nortel’s independent review and implementation of recommended remedial measures; the outcome of the independent review with respect to revenues for specific identified transactions, which review will have a particular emphasis on the underlying conduct that led to the initial recognition of these revenues; the restatement or revisions of Nortel’s previously announced or filed financial results and resulting negative publicity; the existence of material weaknesses in Nortel’s internal controls over financial reporting; the impact of Nortel’s and NNL’s failure to timely file their financial statements and related periodic reports, including breach of its support facility and public debt obligations and Nortel’s inability to access its shelf registration statement filed with the United States Securities and Exchange Commission (“SEC”); ongoing SEC reviews, which may result in changes to our public filings; the potential delisting or suspension of Nortel’s and NNL’s publicly traded securities; the impact of management changes, including the termination for cause of Nortel’s former CEO, CFO and Controller in April 2004; the sufficiency of Nortel’s restructuring activities, including the work plan announced on August 19, 2004 as updated on September 30, 2004, including the potential for higher actual costs to be incurred in connection with restructuring actions compared to the estimated costs of such actions; cautious or reduced spending by Nortel’s customers; fluctuations in Nortel’s operating results and general industry, economic and market conditions and growth rates; fluctuations in Nortel’s cash flow, level of outstanding debt and current debt ratings; Nortel’s ability to recruit and retain qualified employees; the use of cash collateral to support Nortel’s normal course business activities; the dependence on Nortel’s subsidiaries for funding; the impact of Nortel’s defined benefit plans and deferred tax assets on results of operations and Nortel’s cash flow; the adverse resolution of class actions, litigation in the ordinary course of business, intellectual property disputes and similar matters; Nortel’s dependence on new product development and its ability to predict market demand for particular products; Nortel’s ability to integrate the operations and technologies of acquired businesses in an effective manner; the impact of rapid technological and market change; the impact of price and product competition; barriers to international growth and global economic conditions, particularly in emerging markets and including interest rate and currency exchange rate fluctuations; the impact of rationalization and consolidation in the telecommunications industry; changes in regulation of the Internet; the impact of the credit risks of Nortel’s customers and the impact of customer financing and commitments; stock market volatility generally and as a result of acceleration of the settlement date or early settlement, which is currently not available, of Nortel’s forward purchase contracts; the impact of Nortel’s supply and outsourcing contracts that contain delivery and installation provisions, which, if not met, could result in the payment of substantial penalties or liquidated damages; and the future success of Nortel’s strategic alliances. For additional information with respect to certain of these and other factors, see the most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q filed by Nortel with the SEC. Unless otherwise required by applicable securities laws, Nortel disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

-end-

*Nortel, the Nortel logo and the Globemark are trademarks of Nortel Networks.